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                               SECURITY AGREEMENT

        This Security Agreement (the "Agreement") is dated as of February 24, 1998, by and among EAGLE-PICHER INDUSTRIES, INC., a corporation organized and existing under the laws of Ohio, as survivor and successor by merger with E-P Acquisition, Inc., (as further defined in the Credit Agreement referred to below, the "Borrower"), and the other parties executing this Agreement under the heading "Debtors" (the Borrower and such other parties, along with any parties who execute and deliver to the Agent an agreement attached hereto as Schedule D, being hereinafter referred to collectively as the "Debtors" and individually as a "Debtor"), each with its mailing address as set forth on its signature page hereto, and ABN AMRO Bank N.V., a bank organized under the laws of The Netherlands ("ABN AMRO"), with its mailing address at 1325 Avenue of the Americas, New York, New York 10019, acting as agent hereunder for the Secured Creditors hereinafter identified and defined (ABN AMRO acting as such agent and any successor or successors to ABN AMRO acting in such capacity being hereinafter referred to as the "Agent");

                             PRELIMINARY STATEMENTS

         A. The Borrower and ABN AMRO, individually and as agent, have entered into a Credit Agreement dated as of February 19, 1998 (such Credit Agreement as the same may be amended, modified or restated from time to time being hereinafter referred to as the "Credit Agreement"), pursuant to which ABN AMRO and such other banks and financial institutions and letter of issuers from time to time parties thereto (ABN AMRO, in its individual capacity, and such other banks and financial institutions being hereinafter referred to collectively as the "Lenders" and individually as a "Lender" and such letter of credit issuers being hereinafter referred to collectively as the "Letter of Credit Issuers" and individually as a "Letter of Credit Issuer") have agreed, subject to certain terms and conditions, to extend credit and make certain other financial accommodations available to the Borrower.

         B. The Borrower may from time to time enter into one or more Interest Rate Protection Agreements with one or more of the Lenders party to the Credit Agreement or affiliates thereof for the purpose of hedging or otherwise protecting the Borrower against changes in interest rates (the liability of the Borrower in respect of such agreements with such Lenders or affiliates being hereinafter referred to as the "Hedging Liability") (the Agent, the Lenders, the Letter of Credit Issuers and such affiliates party to Interest Rate Protection Agreements being hereinafter referred to collectively as the "Secured Creditors" and individually as a "Secured Creditor").

         C. As a condition to extending credit to the Borrower under the Credit Agreement, the Secured Creditors have required, among other things, that each Debtor grant to the Agent a lien on and security interest in the personal property of such Debtor described herein subject to the terms and conditions hereof.



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         D. The Borrower owns, directly or indirectly, equity interests in each other Debtor and the Borrower provides each other Debtor with financial, management, administrative, and technical support which enables such Debtor to conduct its business in an orderly and efficient manner in the ordinary course.

         E. Each Debtor will benefit, directly or indirectly, from credit and other financial accommodations extended by the Secured Creditors to the Borrower.

        NOW, THEREFORE, for and in consideration of the execution and delivery by the Secured Creditors of the Credit Agreement, and other good and valuable consideration, receipt whereof is hereby acknowledged, the parties hereto hereby agree as follows:

          Section 1. Terms defined in Credit Agreement. All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement. The term "Debtor" and "Debtors" as used herein shall mean and include the Debtors collectively and also each individually, with all grants, representations, warranties and covenants of and by the Debtors, or any of them, herein contained to constitute joint and several grants, representations, warranties and covenants of and by the Debtors; provided, however, that unless the context in which the same is used shall otherwise require, any grant, representation, warranty or covenant contained herein related to the Collateral shall be made by each Debtor only with respect to the Collateral owned by it or represented by such Debtor as owned by it.

          Section 2. Grant of Security Interest in the Collateral; Obligations Secured. (a) Each Debtor hereby grants to the Agent for the benefit of the Secured Creditors a lien on and security interest in, and acknowledges and agrees that the Agent has and shall continue to have for the benefit of the Secured Creditors a continuing lien on and security interest in, any and all right, title and interest of each Debtor, whether now owned or existing or hereafter created, acquired or arising, in and to the following:

               (i) Receivables. All Receivables, whether now owned or existing or hereafter created, acquired or arising, and however evidenced or acquired, or in which such Debtor now has or hereafter acquires any rights (the term "Receivables" means and includes all accounts, accounts receivable, contract rights, instruments, notes, drafts, acceptances, documents, chattel paper, any right of such Debtor to payment for goods sold or leased or for services rendered, whether or not earned by performance, and all other forms of obligations owing to such Debtor, and all of such Debtor's rights to any merchandise or other goods (including without limitation any returned or repossessed goods and the right of stoppage in transit) which is represented by, arises from or is related to any of the foregoing);

              (ii) General Intangibles. All General Intangibles, whether now owned or existing or hereafter created, acquired or arising, or in which such Debtor now has or hereafter acquires any rights (the term "General Intangibles" means and includes all general intangibles, all patents, patent applications, patent licenses, trademarks, trademark registrations, trademark licenses, trade styles, trade names, copyrights,

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        copyright registrations, copyright licenses and other licenses and similar intangibles, all customer, client and supplier lists (in whatever form maintained), all rights in leases and other agreements relating to real or personal property, all causes of action and tax refunds of every kind and nature, all privileges, franchises, immunities, licenses, permits and similar intangibles, and all other personal property (including things in action) not otherwise covered by this Agreement);

             (iii) Inventory. All Inventory, whether now owned or existing or hereafter created, acquired or arising, or in which such Debtor now has or hereafter acquires any rights and all documents of title at any time evidencing or representing any part thereof (the term "Inventory" means and includes all inventory and other goods which are held for sale or lease or are to be furnished under contracts of service or consumed in such Debtor's business, all goods which are raw materials, work-in-process, finished goods, materials or supplies of every kind and nature, in each case used or usable in connection with the acquisition, manufacture, processing, supply, servicing, storing, packing, shipping, advertising, selling, leasing or furnishing of such goods, and any constituents or ingredients thereof, and all goods which are returned or repossessed goods);

              (iv) Equipment. All Equipment, whether now owned or existing or hereafter created, acquired or arising, or in which such Debtor now has or hereafter acquires any rights (the term "Equipment" means and includes all equipment and other machinery, tools, fixtures, trade fixtures, furniture, furnishings, office equipment, vehicles (including vehicles subject to a certificate of title law) and all other goods now or hereafter used or usable in connection with such Debtor's business, together with all parts, accessories and attachments relating to any of the foregoing);

               (v) Investment Property. All Investment Property, whether now owned or existing or hereafter created, acquired or arising, or in which such Debtor now has or hereafter acquires any rights (the term "Investment Property" means and includes all investment property and all other securities (whether certificated or uncertificated), security entitlements, securities accounts, commodity contracts, and commodity accounts, including all substitutions and additions thereto, all dividends, distributions and sums distributable or payable from, upon, or in respect of such property, and all rights and privileges incident to such property); provided, however that in no event will any of the Investment Property described above be deemed to include any interest in any joint venture or in any contract, contract right, or other similar general intangible if the granting of a lien therein is prohibited by the terms of the written agreement creating such joint venture or creating or evidencing such contract, contract right, or similar general intangible; provided further, that (x) to the extent not prohibited by law, the Agent has and shall at all times have a security interest in all rights to payments of money due or to become due under any joint venture, contract, contract right, or similar general intangible and all other proceeds thereof and (y) if and when the prohibition which prevents the granting of a security interest in any such property is removed, terminated or otherwise becomes unenforceable as a matter of law, the Agent will be deemed to have, and at all times to have had, a security interest


                                      -3-


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        in such property, and the Investment Property will be deemed to include, and at all times to have included, such property;

              (vi) Deposits and Property in Possession. All deposit accounts (whether matured or unmatured and in whatever currency denominated) of such Debtor maintained with any of the Secured Creditors and all sums now or hereafter on deposit therein or payable thereon, and any and all other property and interests in property which now is or may from time to time hereafter come into the possession, custody or control of any of the Secured Creditors, or any agent of any of them, in any way and for any purpose (whether for safekeeping, custody, pledge, transmission, collection or otherwise);

             (vii) Records. All supporting evidence and documents relating to any of the above-described property, including, without limitation, computer programs, disks, tapes and related electronic data processing media, and all rights of such Debtor to retrieve the same from third parties, written applications, credit information, account cards, payment records, correspondence, delivery and installation certificates, invoice copies, delivery receipts, notes and other evidences of indebtedness, insurance certificates and the like, together with all books of account, ledgers and cabinets in which the same are reflected or maintained, all whether now existing or hereafter arising;

            (viii) Accessions and Additions. All accessions and additions to and substitutions and replacements of any and all of the foregoing, whether now existing or hereafter arising; and

            (ix) Proceeds and Products. All proceeds and products of the foregoing and all insurance of the foregoing and proceeds thereof, whether now existing or hereafter arising;

all of the foregoing being herein sometimes referred to as the "Collateral". All terms which are used herein which are defined in the Uniform Commercial Code of the State of New York ("UCC") shall have the same meanings herein as such terms are defined in the UCC, unless this Agreement shall otherwise specifically provide.

        (b) This Agreement is made and given to secure, and shall secure, the prompt payment and performance when due of (i) any and all indebtedness, obligations and liabilities of the Debtors, and of any of them individually, to the Secured Creditors, and to any of them individually, under or in connection with or evidenced by the Credit Agreement, the Notes of the Borrower heretofore or hereafter issued under the Credit Agreement and the obligations of the Borrower to reimburse the Secured Creditors for the amount of all drawings on all Letters of Credit issued pursuant to the Credit Agreement, and all other obligations of the Borrower under any and all applications for Letters of Credit, and any and all liability of the Debtors, and of any of them individually, arising under or in connection with or otherwise evidenced by agreements with any one or more of the Secured Creditors with respect to any Hedging Liability, and any and all liability of the Debtors, and


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of any of them individually, arising under any guaranty issued by it relating to the foregoing or any part thereof, in each case whether now existing or hereafter arising (and whether arising before or after the filing of a petition in bankruptcy and including all interest accrued after the petition date), due or to become due, direct or indirect, absolute or contingent, and howsoever evidenced, held or acquired and (ii) any and all reasonable expenses and charges, legal or otherwise, suffered or incurred by the Secured Creditors, and any of them individually, in collecting or enforcing any of such indebtedness, obligations and liabilities or in realizing on or protecting or preserving any security therefor, including, without limitation, the lien and security interest granted hereby (all of the indebtedness, obligations, liabilities, expenses and charges described above being hereinafter referred to as the "Obligations"). Notwithstanding anything in this Agreement to the contrary, the right of recovery against any Debtor (other than the Borrower to which this limitation shall not apply) under this Agreement shall not exceed $1.00 less than the amount which would render such Debtor's obligations under this Agreement void or voidable under applicable law, including fraudulent conveyance law.

          Section 3. Covenants, Agreements, Representations and Warranties. The Debtors hereby covenant and agree with, and represent and warrant to, the Secured Creditors that:

               (a) Each Debtor is duly organized, validly existing and in good standing under the laws of the state of its incorporation or organization, is the sole and lawful owner of the Collateral for which a security interest is granted by it hereunder and has the power and authority to enter into this Agreement and to perform each and all of the matters and things herein provided for. Each Debtor's Federal tax identification number is set forth under its name under Column 1 on Schedule A.

               (b) Each Debtor's respective chief executive office is at the location listed under Column 2 on Schedule A attached hereto opposite such Debtor's name; and such Debtor has no other executive offices or places of business other than those listed under Column 3 on Schedule A attached hereto opposite such Debtor's name. The Collateral owned or leased by each Debtor is and shall remain in such Debtor's possession or control at the locations listed under Columns 2 and 3 on Schedule A attached hereto opposite such Debtor's name (collectively for each Debtor, the "Permitted Collateral Locations"), except as to any Collateral sold or otherwise disposed of in accordance with this Agreement and Section 8.02 of the Credit Agreement. If for any reason any Collateral is at any time kept or located at a location other than a Permitted Collateral Location, the Agent shall nevertheless have and retain a lien on and security interest therein. No Debtor shall move its chief executive office or maintain a place of business at a location other than those specified under Columns 2 or 3 on Schedule A or permit any Collateral to be located at a location other than a Permitted Collateral Location, in each case without first providing the Agent at least 30 days' prior written notice of the Debtor's intent to do so; provided that each Debtor shall at all times maintain its chief executive office and places of business in the United States of America and Permitted Collateral Locations in the United States of America or any province of Canada and, with respect to any new chief executive office or place of business or location of Collateral, such Debtor




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        shall have taken all action reasonably requested by the Agent to maintain the lien and security interest of Agent in the Collateral at all times fully perfected and in full force and effect.

               (c) The Collateral and every part thereof is and shall be free and clear of all security interests, liens (including, without limitation, mechanics', laborers' and statutory liens), attachments, levies and encumbrances of every kind, nature and description and whether voluntary or involuntary, except for the lien and security interest of the Agent therein, and other Liens permitted by Section 8.01 of the Credit Agreement (herein, the "Permitted Liens"). Each Debtor shall warrant and defend the Collateral against any claims and demands of all persons at any time claiming the same or any interest in the Collateral adverse to any of the Secured Creditors.

               (d) Each Debtor will promptly pay when due all taxes, assessments and governmental charges and levies upon or against it or its Collateral, in each case before the same become delinquent and before penalties accrue thereon, unless and to the extent that the same are being contested in good faith by appropriate proceedings which prevent attachment of any Lien resulting therefrom to, foreclosure on or other realization upon any Collateral and preclude interference with the operation of its business in the ordinary course and such Debtor shall have established adequate reserves therefor.

               (e) Each Debtor agrees it will not waste or destroy the Collateral or any part thereof and will not be negligent in the care or use of any Collateral. Each Debtor agrees it will not use, manufacture, sell or distribute any Collateral in violation of any statute, ordinance or other governmental requirement. Each Debtor will perform in all material respects its obligations under any contract or other agreement constituting part of the Collateral, it being understood and agreed that the Secured Creditors have no responsibility to perform such obligations.

               (f) Subject to Sections 4(d), 5(a), 6(b), 6(c), and 7(c) hereof and the terms of the Credit Agreement (including, without limitation, Section 8.02 thereof), each Debtor agrees it will not, without the Agent's prior written consent, sell, assign, mortgage, lease or otherwise dispose of the Collateral or any interest therein.

               (g) Each Debtor will insure its Collateral which is insurable against such risks and hazards as other companies similarly situated insure against, and including in any event loss or damage by fire, theft, burglary, pilferage, and loss in transit, in amounts and under policies containing loss payable clauses to the Agent as its interest may appear (and, if the Agent requests, naming the Secured Creditors as additional insureds therein) by insurers reasonably acceptable to the Agent. All premiums on such insurance shall be paid by the Debtors and the policies of such insurance (or certificates therefor) delivered to the Agent. All insurance required hereby shall provide that any loss shall be payable notwithstanding any act or negligence of the relevant Debtor, shall provide that no cancellation thereof shall be effective until at least 30 days after receipt by the relevant Debtor and the Agent of written notice



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        thereof, and shall be reasonably satisfactory to the Agent in all other respects. In case of any material loss, damage to or destruction of the Collateral or any part thereof, the relevant Debtor shall promptly give written notice thereof to the Secured Creditors generally describing the nature and extent of such damage or destruction. In case of any loss, damage to or destruction of the Collateral or any part thereof, the relevant Debtor, whether or not the insurance proceeds, if any, received on account of such damage or destruction shall be sufficient for that purpose, at such Debtor's cost and expense, will promptly repair or replace the Collateral so lost, damaged or destroyed, except to the extent such Collateral is not necessary to the conduct of such Debtor's business in the ordinary course. In the event any Debtor shall receive any proceeds of such insurance, such Debtor will immediately pay over such proceeds to the Agent; provided that, in the absence of any Default or Event of Default such Debtors shall be entitled to retain such insurance proceeds to the extent such proceeds are used for such repair or replacement in accordance with Section 4.02.01(g) of the Credit Agreement. Each Debtor hereby authorizes the Agent, at the Agent's option, to adjust, compromise and settle any losses under any insurance afforded at any time after the occurrence and during the continuation of any Event of Default, and such Debtor does hereby irrevocably constitute the Agent, its officers, agents and attorneys, as such Debtor's attorneys-in-fact, with full power and authority after the occurrence and during the continuation of any Event of Default to effect such adjustment, compromise and/or settlement and to endorse any drafts drawn by an insurer of the Collateral or any part thereof and to do everything necessary to carry out such purposes and to receive and receipt for any unearned premiums due under policies of such insurance. Net insurance proceeds received by the Agent under the provisions hereof or under any policy or policies of insurance covering the Collateral or any part thereof pursuant to the terms hereof shall be applied to the reduction of the Obligations (whether or not then due); provided, however, that the Agent agrees to release such insurance proceeds to the relevant Debtor for replacement or restoration of the portion of the Collateral lost, damaged or destroyed required by this Agreement to be so replaced or restored if, but only if, (i) at the time of release no Default or Event of Default exists hereunder, (ii) written application for such release is received from such Debtor within 10 days of receipt of, or in the event received by the Agent notice of Agent's receipt of, such proceeds and (iii) the Agent has received evidence reasonably satisfactory to it that the Collateral lost, damaged or destroyed has been or will be replaced or restored in accordance with Section 4.02.01(g) of the Credit Agreement. All insurance proceeds shall be subject to the lien and security interest of the Agent hereunder.

               (h) Subject to Section 7.02 of the Credit Agreement, each Debtor will allow the Secured Creditors, and their respective representatives free access to and right of inspection of the Collateral.

               (i) If any Collateral is in the possession or control of any agents or processors of a Debtor and the Agent so requests, such Debtor agrees to notify such agents or processors in writing of the Agent's security interest therein and instruct them to hold all such Collateral for the Agent's account and subject to the Agent's




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        instructions. Each Debtor will, upon the request of the Agent, authorize and instruct all bailees and any other parties, if any, at any time processing, labeling, packaging, holding, storing, shipping or transferring all or any part of the Collateral to permit the Secured Creditors and their respective representatives to examine and inspect any of the Collateral then in such party's possession and to verify from such party's own books and records any information concerning the Collateral or any part thereof which the Secured Creditors or their respective representatives may seek to verify. As to any premises not owned by a Debtor wherein any of the Collateral is located, if any, such Debtor shall, upon the Agent's request, cause each party having any right, title or interest in, or lien on, any of such premises to enter into an agreement (any such agreement to contain a legal description of such premises) whereby such party disclaims any right, title and interest in, and lien on, the Collateral, allowing the removal of such Collateral by the Agent and otherwise in form and substance reasonably acceptable to the Agent.

               (j) Upon the Agent's request, each Debtor agrees from time to time to deliver to the any Secured Creditor such evidence of the existence, identity and location of its Collateral and of its availability as collateral security pursuant hereto, in each case as such Secured Creditor may request. The Agent shall have the right to verify all or any part of the Collateral in any manner, and through any medium, which the Agent considers appropriate and reasonable, and each Debtor agrees to furnish all assistance and information, and perform any acts, which the Agent may require in connection therewith.

               (k) Each Debtor will comply in all material respects with the terms and conditions of any and all leases, easements, right-of-way agreements and other agreements binding upon such Debtor or affecting the Collateral, in each case which cover the premises wherein the Collateral is located, and any orders, ordinances, laws or statutes of any city, state or other governmental entity, department or agency having jurisdiction with respect to such premises or the conduct of business thereon.

               (l) No Debtor has invoiced Receivables or otherwise transacted business, and does not invoice Receivables or otherwise transact business, under any trade names other than its name set forth on its signature page to this Agreement or as otherwise set forth on Schedule B hereto. Each Debtor agrees it will not change its name or transact business under any other trade name, in each case without first giving the Agent at least 30 days' prior written notice of its intent to do so.

               (m) Each Debtor agrees to execute and deliver to the Agent such further agreements, assignments, instruments and documents, and to do all such other things, as the Agent may reasonably deem necessary or appropriate to assure the Agent its lien and security interest hereunder, including without limitation, (i) executing such financing statement or other instruments and documents as the Agent may from time to time reasonably require to comply with the UCC, and (ii) executing such patent, trademark, and copyright agreements as the Agent may from time to time reasonably require to comply with the filing requirements of the United States Patent and





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        Trademark Office and the United States Copyright Office. Each Debtor
        hereby agrees that a carbon, photographic or other reproduction of this Agreement or any such financing statement is sufficient for filing as a financing statement by the Agent without prior notice thereof to such Debtor wherever the Agent deems necessary or desirable to perfect or protect the security interest granted hereby. In the event for any reason the law of any jurisdiction other than New York becomes or is applicable to the Collateral or any part thereof, or to any of the Obligations, each Debtor agrees to execute and deliver all such instruments and documents and to do all such other things as the Agent deems necessary or appropriate to preserve, protect and enforce the security interest of the Agent under the law of such other jurisdiction.

               (n) On failure of a Debtor to perform any of the covenants and agreements herein contained, the Agent may, at its option, perform the same and in so doing may expend such sums as the Agent deems advisable in the performance thereof, including, without limitation, the payment of any insurance premiums, the payment of any taxes, liens and encumbrances, expenditures made in defending against any adverse claims, and all other expenditures which the Agent may be compelled to make by operation of law or which the Agent may make by agreement or otherwise for the protection of the security hereof. All such sums and amounts so expended shall be repayable by such Debtor immediately upon demand, shall constitute additional Obligations secured hereunder, and shall bear interest from the date said amounts are expended at the rate per annum (computed on the basis of a year of 365 or 366 days, as the case may be, for the actual number of days elapsed) determined by adding 2% to the Base Rate from time to time in effect plus the Applicable Base Rate Margin for Revolving Loans, with any change in such rate per annum as so determined by reason of a change in such Base Rate to be effective on the date of such change in said Base Rate (such rate per annum as so determined being hereinafter referred to as the "Default Rate"). No such performance of any covenant or agreement by the Agent on behalf of a Debtor, and no such advancement or expenditure therefor, shall relieve any Debtor of any default under the terms of this Agreement or in any way obligate any Secured Creditor to take any further or future action with respect thereto. The Agent in making any payment hereby authorized may do so according to any bill, statement or estimate procured from the appropriate public office or holder of the claim to be discharged without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax assessment, sale, forfeiture, tax lien or title or claim. The Agent in performing any act hereunder shall be the sole judge of whether the relevant Debtor is required to perform the same under the terms of this Agreement. The Agent is hereby authorized to charge any depository or other account of any Debtor maintained with the Agent for the amount of such sums and amounts so expended.

          Section 4. Special Provisions Re: Receivables. (a) As of the time any Receivable becomes subject to the security interest provided for hereby and at all times thereafter, each Debtor shall be deemed to have warranted as to each and all of its Receivables that all warranties of such Debtor set forth in this Agreement are true and correct with respect to each such Receivable; that each of its Receivable and all papers and documents relating thereto are genuine and in all respects what they purport to be; that each of its Receivable is

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valid and existing and, if such Receivable is an account, arises out of a bona fide sale of goods sold and delivered by such Debtor to, or in the process of being delivered to, or out of and for services theretofore actually rendered by such Debtor to, the account debtor named therein.

        (b) To the extent any Receivables or other item of Collateral is evidenced by an instrument, each Debtor shall cause such instrument to be pledged and delivered to the Agent; provided, however, that, prior to the existence of a Default or Event of Default and thereafter until otherwise required by the Agent or the Required Lenders, a Debtor shall not be required to deliver any such instrument if and only so long as the aggregate fair market value of all such instruments held by the Debtors and not delivered to the Agent under the Security Documents is less than $5,000,000 at any one time outstanding.

        (c) Unless and until an Event of Default hereunder occurs and is continuing, any merchandise or other goods which are returned by a customer or account debtor or otherwise recovered may be resold by the relevant Debtor in the ordinary course of its business as presently conducted in accordance with
Section 6(b) hereof; upon the occurrence and during the continuation of any Event of Default hereunder, such merchandise and other goods shall be set aside at the request of the Agent and held by such Debtor as trustee for the Secured Creditors and shall remain part of the Collateral. Unless and until an Event of Default hereunder occurs and is continuing, the relevant Debtor may settle and adjust disputes and claims with its customers and account debtors, handle returns and recoveries and grant discounts, credits and allowances in the ordinary course of its business as presently conducted for amounts and on terms which such Debtor in good faith considers advisable. Upon the occurrence and during the continuation of any Event of Default hereunder, unless the Agent requests otherwise, each Debtor shall notify the Agent promptly of all returns and recoveries and, on the Agent's request, deliver any such merchandise or other goods to the Agent. Upon the occurrence and during the continuation of any Event of Default hereunder, unless the Agent requests otherwise, each Debtor shall also notify the Agent promptly of all disputes and claims and settle or adjust them at no expense to the Secured Creditors hereunder, but no discount, credit or allowance other than on normal trade terms in the ordinary course of business as presently conducted shall be granted to any customer or account debtor and no returns of merchandise or other goods shall be accepted by any Debtor without the Agent's consent. The Agent may, at all times upon the occurrence and during the continuation of any Event of Default hereunder, settle or adjust disputes and claims directly with customers or account debtors for amounts and upon terms which the Agent considers advisable.

          Section 5. Collection of Receivables. (a) Except as otherwise provided in this Agreement, each Debtor shall make collection of all of its Receivables and may use the same to carry on its business in accordance with sound business practice and otherwise subject to the terms hereof.

        (b) Upon the occurrence and during the continuation of any Default or Event of Default hereunder, whether or not the Agent has exercised any or all of its rights under other provisions of this Section 5, in the event the Agent requests any Debtor to do so:

               (i) all instruments and chattel paper at any time constituting part of the Receivables (including any postdated checks) shall, upon receipt by such Debtor, be immediately endorsed to and deposited with Agent; and/or

              (ii) such Debtor shall instruct all of its customers and account debtors to remit all payments in respect of its Receivables to a lockbox or lockboxes under the sole custody and control of Agent and which are maintained at post offices selected by the Agent.

        (c) Upon the occurrence and during the continuation of any Default or Event of Default hereunder, whether or not the Agent has exercised any or all of its rights under other provisions of this Section 5, the Agent or its designee may notify the relevant Debtor's customers and account debtors at any time that Receivables have been assigned to the Agent or of the Agent's security interest therein, and either in its own name, or such Debtor's name, or both, demand, collect (including, without limitation, through a lockbox analogous to that described in Section 5(b)(ii) hereof), receive, receipt for, sue for, compound and give acquittance for any or all amounts due or to become due on Receivables, and in the Agent's discretion file any claim or take any other action or proceeding which the Agent may deem reasonably necessary or appropriate to protect and realize upon the security interest of the Agent in the Receivables.

        (d) Any proceeds of Receivables or other Collateral transmitted to or otherwise received by the Agent pursuant to any of the provisions of Sections 5(b) or 5(c) hereof may be handled and administered by the Agent in and through a remittance account or accounts maintained at the Agent or by the Agent at a commercial bank or banks selected by the Agent (collectively the "Depositary Banks" and individually a "Depositary Bank"), and each Debtor acknowledges that the maintenance of such remittance accounts by the Agent is solely for the Agent's convenience and that the Debtors do not have any right, title or interest in such remittance accounts or any amounts at any time standing to the credit thereof. Subject to Section 4.05 of the Credit Agreement, the Agent may apply all or any part of any proceeds of Receivables or other Collateral received by it from any source to the payment of the Obligations (whether or not then due and payable). The Agent need not apply or give credit for any item included in proceeds of Receivables or other Collateral until the Depositary Bank has received final payment therefor at its office in cash or final solvent credits current at the site of deposit acceptable to the Agent and the Depositary Bank as such. However, if the Agent does permit credit to be given for any item prior to a Depositary Bank receiving final payment therefor and such Depositary Bank fails to receive such final payment or an item is charged back to the Agent or any Depositary Bank for any reason, the Agent may at its election in either instance charge the amount of such item back against any such remittance accounts or any depository account of any Debtor maintained with the Agent, together with interest thereon at the rate then applicable to the Loan as to which such item was applied. Concurrently with each transmission of any proceeds of Receivables or other Collateral to any remittance account, upon the Agent's request, the relevant Debtor shall furnish the Agent with a report in such form as Agent shall reasonably require identifying the particular Receivable or such other Collateral from which the same arises or relates. Each Debtor hereby indemnifies the Secured Creditors from and against all

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



liabilities, damages, losses, actions, claims, judgments, and all reasonable costs, expenses, charges and attorneys' fees suffered or incurred by any Secured Creditor because of the maintenance of the foregoing arrangements; provided, however, that no Debtor shall be required to indemnify any Secured Creditor for any of the foregoing to the extent they arise solely from the gross negligence or willful misconduct of the person seeking to be indemnified. The Secured Creditors shall have no liability or responsibility to any Debtor for the Agent or any other Depositary Bank accepting any check, draft or other order for payment of money bearing the legend "payment in full" or words of similar import or any other restrictive legend or endorsement whatsoever or be responsible for determining the correctness of any remittance.

          Section 6. Special Provisions Re: Inventory and Equipment. (a) Each Debtor shall at its own cost and expense maintain, keep and preserve its Inventory in good and merchantable condition and keep and preserve its Equipment in good repair, working order and condition, ordinary wear and tear excepted, and, without limiting the foregoing, make all necessary and proper repairs, replacements and additions to its Equipment so that the operation thereof shall be fully preserved and maintained.

        (b) Each Debtor may, until an Event of Default has occurred and is continuing and thereafter until otherwise notified by the Agent, use, consume and sell the Inventory in the ordinary course of its business, but a sale in the ordinary course of business shall not under any circumstance include any transfer or sale in satisfaction, partial or complete, of a debt owing by such Debtor.

        (c) Each Debtor may, until an Event of Default has occurred and is continuing and thereafter until otherwise notified by the Agent, sell (x) obsolete, worn out or unusable Equipment which is concurrently replaced with similar Equipment at least equal in quality and condition to that sold and owned by such Debtor free of any lien, charge or encumbrance other than the security interest granted hereby and (y) Equipment to the extent permitted by Section
8.02 of the Credit Agreement.

        (d) As of the time any Inventory or Equipment of a Debtor becomes subject to the security interest provided for hereby and at all times thereafter, such Debtor shall be deemed to have warranted as to any and all of such Inventory and Equipment that all warranties of such Debtor set forth in this Agreement are true and correct with respect to such Inventory and Equipment; that all of such Inventory and Equipment is located at a location set forth pursuant to Section 3(b) hereof. Each Debtor warrants and agrees that none of its Inventory is or will be consigned to any other person or entity without the Agent's prior written consent.

        (e) Upon the Agent's or the Required Lenders' request, each Debtor shall at its own cost and expense cause the lien of the Agent in and to any portion of its Collateral subject to a certificate of title law to be duly noted on such certificate of title or to be otherwise filed in such manner as is prescribed by law in order to perfect such lien and will cause all such certificates of title and evidences of lien to be deposited with the Agent.

        (f) Except for Equipment from time to time located on the real estate described on Schedule C attached hereto or as otherwise hereafter disclosed to the Secured Creditors in writing, none of the Equipment is or will be attached to real estate in such a manner that the same may become a fixture.

        (g) If any of the Inventory is at any time evidenced by a document of title, such document shall be promptly delivered by the relevant Debtor to the Agent.

          Section 7. Special Provisions Re: Investment Property. (a) Unless and until an Event of Default has occurred and is continuing and thereafter until notified to the contrary by the Agent pursuant to Section 9(d) hereof:

               (i) Each Debtor shall be entitled to exercise all voting and/or consensual powers pertaining to its Investment Property or any part thereof, for all purposes not inconsistent with the terms of this Agreement, the Credit Agreement or any other document evidencing or otherwise relating to any Obligations; and

              (ii) Each Debtor shall be entitled to receive and retain all cash dividends paid upon or in respect of its Investment Property.

        (b) Certificates for all securities now or at any time constituting Investment Property and part of the Collateral hereunder shall be promptly delivered by the relevant Debtor to the Agent duly endorsed in blank for transfer or accompanied by an appropriate assignment or assignments or an appropriate undated stock power or powers, in every case sufficient to transfer title thereto, including, without limitation, all stock received in respect of a stock dividend or resulting from a split-up, revision or reclassification of the Investment Property or any part thereof or received in addition to, in substitution of or in exchange for the Investment Property or any part thereof as a result of a merger, consolidation or otherwise. With respect to any Investment Property held by a securities intermediary, commodity intermediary, or other financial intermediary of any kind, the relevant Debtor shall execute and deliver, and shall cause any such intermediary to execute and deliver, an agreement among such Debtor, the Agent, and such intermediary in form and substance satisfactory to the Agent which provides, among other things, for the intermediary's agreement that it will comply with such entitlement orders, and apply any value distributed on account of any Investment Property maintained in an account with such intermediary, as directed by the Agent without further consent by such Debtor. The Agent may at any time after the occurrence and during the continuation of an Event of Default cause to be transferred into its name or the name of its nominee or nominees any and all of the Investment Property hereunder.

        (c) Unless and until an Event of Default has occurred and is continuing, each Debtor may sell or otherwise dispose of any of its Investment Property to the extent permitted by the Credit Agreement, provided that except to the extent permitted by Section 8.02 of the Credit Agreement, no Debtor shall sell or otherwise dispose of any capital stock or other equity interest in any direct or indirect Subsidiary without the prior written consent of the Agent. During the existence of any Event of Default, no Debtor shall sell all or any part of the Investment Property without the prior written consent of the Agent.

        (d) Each Debtor represents that on the date of this Agreement, none of its Investment Property consists of margin stock (as such term is defined in Regulation U of the Board of Governors of the Federal Reserve System) except to the extent such Debtor has delivered to the Agent a duly executed and completed Form U-1 with respect to such stock. If at any time the Investment Property or any part thereof consists of margin stock, the relevant Debtor shall promptly so notify the Agent and deliver to the Agent a duly executed and completed Form U-1 and such other instruments and documents reasonably requested by the Agent in form and substance satisfactory to the Agent.

          Section 8. Power of Attorney. In addition to any other powers of attorney contained herein, each Debtor hereby appoints the Agent, its nominee, or any other person whom the Agent may designate as such Debtor's attorney-in-fact, with full power to sign such Debtor's name on verifications of accounts and other Collateral; to send requests for verification of Collateral to such Debtor's customers, account debtors and other obligors; to endorse such Debtor's name on any checks, notes, acceptances, money orders, drafts and any other forms of payment or security that may come into the Agent's possession; to endorse the Collateral in blank or to the order of the Agent or its nominee; to sign such Debtor's name on any invoice or bill of lading relating to any Collateral, on claims to enforce collection of any Collateral, on notices to and drafts against customers and account debtors and other obligors, on schedules and assignments of Collateral, on notices of assignment and on public records; to notify the post office authorities to change the address for delivery of such Debtor's mail to an address designated by the Agent; to receive, open and dispose of all mail addressed to such Debtor; and to do all things necessary to carry out this Agreement. Each Debtor hereby ratifies and approves all acts of any such attorney and agrees that neither the Agent nor any such attorney will be liable for any acts or omissions nor for any error of judgment or mistake of fact or law other than such person's gross negligence or willful misconduct. The Agent may file one or more financing statements disclosing its security interest in any or all of the Collateral without any Debtor's signature appearing thereon, and each Debtor also hereby grants the Agent a power of attorney to execute any such financing statements, or amendments and supplements to financing statements, on behalf of such Debtor without notice thereof to any Debtor. The foregoing powers of attorney, being coupled with an interest, are irrevocable until the Obligations have been fully paid and satisfied and the commitments of the Lenders to extend credit to or for the account of the Borrower have expired or otherwise been terminated.

          Section 9. Defaults and Remedies. (a) The occurrence of any event or the existence of any condition which is specified as an "Event of Default" under the Credit Agreement shall constitute an "Event of Default" hereunder.

        (b) Upon the occurrence and during the continuation of any Event of Default, the Agent shall have, in addition to all other rights provided herein or by law, the rights and remedies of a secured party under the UCC
(regardless of whether the UCC is the law of the jurisdiction where the rights or remedies are asserted and regardless of whether the UCC applies to the affected Collateral), and further the Agent may, without demand and without advertisement, notice, hearing or process of law, all of which each Debtor hereby waives to the extent permitted by applicable law, at any time or times, sell and deliver any or all Collateral held by or for it at public or private sale, for cash, upon credit or otherwise, at such prices and upon such terms as the Agent deems advisable, in its sole discretion. In the exercise of any such remedies, the Agent may sell the Collateral as a unit even though the sales price thereof may be in excess of the amount remaining unpaid on the Obligations. Also, if less than all the Collateral is sold, the Agent shall have no duty to marshal or apportion the part of the Collateral so sold as between the Debtors, or any of them, but may sell and deliver any or all of the Collateral without regard to which of the Debtors are the owners thereof. In addition to all other sums due any Secured Creditor hereunder, each Debtor shall pay the Secured Creditors all costs and expenses incurred by the Secured Creditors, including reasonable attorneys' fees and court costs, in obtaining, liquidating or enforcing payment of Collateral or the Obligations or in the prosecution or defense of any action or proceeding by or against any Secured Creditor or any Debtor concerning any matter arising out of or connected with this Agreement or the Collateral or the Obligations, including, without limitation, any of the foregoing arising in, arising under or related to a case under the United States Bankruptcy Code (or any successor statute). Any requirement of reasonable notice shall be met if such notice is personally served on or mailed, postage prepaid, to the Debtors in accordance with Section 13(b) hereof at least 10 days before the time of sale or other event giving rise to the requirement of such notice; provided, however, no notification need be given to a Debtor if such Debtor has signed, after an Event of Default hereunder has occurred, a statement renouncing any right to notification of sale or other intended disposition. The Agent shall not be obligated to make any sale or other disposition of the Collateral regardless of notice having been given. Any Secured Creditor may be the purchaser at any such sale. Each Debtor hereby waives all of its rights of redemption from any such sale. The Agent may postpone or cause the postponement of the sale of all or any portion of the Collateral by announcement at the time and place of such sale, and such sale may, without further notice, be made at the time and place to which the sale was postponed or the Agent may further postpone such sale by announcement made at such time and place. In the event any of the Collateral shall constitute restricted securities within the meaning of any applicable securities laws, any disposition thereof in compliance with such laws shall not render the disposition commercially unreasonable.

        (c) Without in any way limiting the foregoing, upon the occurrence and during the continuation of any Event of Default hereunder, the Agent shall have the right, in addition to all other rights provided herein or by law, to take physical possession of any and all of the Collateral and anything found therein, the right for that purpose to enter without legal process any premises where the Collateral may be found (provided such entry be done lawfully), and the right to maintain such possession on the relevant Debtor's premises (each Debtor hereby agreeing, to the extent it may lawfully do so, to lease such premises without cost or expense to the Agent or its designee if the Agent so requests) or to remove the Collateral or any part thereof to such other places as the Agent may desire. Upon the occurrence and during the continuation of any Event of Default hereunder, the Agent shall have the right to exercise any and all rights with respect to deposit accounts of each Debtor maintained with any Secured Creditor, including, without limitation, the right to collect, withdraw and receive all amounts due or to become due or payable under each such deposit account. Upon the occurrence and during the continuation of any Event of Default hereunder, each Debtor shall, upon the Agent's demand, assemble the Collateral and make it available to the Agent at a place designated by the Agent. If the Agent exercises its right to take possession of the Collateral, each Debtor shall also at its expense perform any and all other steps requested by the Agent to preserve and protect the security interest hereby granted in the Collateral, such as placing and maintaining signs indicating the security interest of the Agent, appointing overseers for the Collateral and maintaining Collateral records.

        (d) Without in any way limiting the foregoing, upon the occurrence and during the continuation of any Event of Default, all rights of a Debtor to exercise the voting and/or consensual powers which it is entitled to exercise pursuant to Section 7(a)(i) hereof and/or to receive and retain the distributions which it is entitled to receive and retain pursuant to Section 7(a)(ii) hereof, shall, at the option of the Agent, cease and thereupon become vested in the Agent, which, in addition to all other rights provided herein or by law, shall then be entitled solely and exclusively to exercise all voting and other consensual powers pertaining to the Investment Property and/or to receive and retain the distributions which such Debtor would otherwise have been authorized to retain pursuant to Section 7(a)(ii) hereof and shall then be entitled solely and exclusively to exercise any and all rights of conversion, exchange or subscription or any other rights, privileges or options pertaining to any Investment Property as if the Agent were the absolute owner thereof including, without limitation, the rights to exchange, at its discretion, any and all of the Investment Property upon the merger, consolidation, reorganization, recapitalization or other readjustment of the respective issuer thereof or upon the exercise by or on behalf of any such issuer or the Agent of any right, privilege or option pertaining to any Investment Property and, in connection therewith, to deposit and deliver any and all of the Investment Property with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Agent may determine.

        (e) Without in any way limiting the foregoing, each Debtor hereby grants to the Secured Creditors a royalty-free irrevocable license and right to use all of such Debtor's patents, patent applications, patent licenses, trademarks, trademark registrations, trademark licenses, trade names, trade styles, and similar intangibles in connection with any foreclosure or other realization by the Agent or the Secured Creditors on all or any part of the Collateral to the extent permitted by law.

        (f) Failure by the Agent to exercise any right, remedy or option under this Agreement or any other agreement between any Debtor and the Agent or provided by law, or delay by the Agent in exercising the same, shall not operate as a waiver; and no waiver shall be effective unless it is in writing, signed by the party against whom such waiver is sought to be enforced and then only to the extent specifically stated. Neither any Secured Creditor, nor any party acting as attorney for any Secured Creditor, shall be liable hereunder for any acts or omissions or for any error of judgment or mistake of fact or law other than their gross negligence or willful misconduct. The rights and remedies of the Secured Creditors under this Agreement shall be cumulative and not exclusive of any other right or remedy which any Secured Creditor may have. For purposes of this Agreement, an Event of Default shall be construed as continuing after its occurrence until the same is waived in writing by the Lenders or the Required Lenders or cured, as the case may be, in accordance with the Credit Agreement.

         Section 10. Application of Proceeds. The proceeds and avails of the Collateral at any time received by the Agent upon the occurrence and during the continuation of any Event of Default shall, when received by the Agent in cash or its equivalent, be applied by the Agent in reduction of, or held as collateral security for, the Obligations in accordance with the terms of the Credit Agreement. The Debtors shall remain liable to the Secured Creditors for any deficiency. Any surplus remaining after the full payment and satisfaction of the Obligations shall be returned to the Borrower, as agent for the Debtors, or to whomsoever the Agent reasonably determines is lawfully entitled thereto.

         Section 11. Continuing Agreement. This Agreement shall be a continuing agreement in every respect and shall remain in full force and effect until all of the Obligations, both for principal and interest, have been fully paid and satisfied and the commitments of the Lenders to extend credit to or for the account of the Borrower under the Credit Agreement have expired or otherwise terminated. Upon such termination of this Agreement, the Agent shall, upon the request and at the expense of the Debtors, forthwith release its security interest hereunder and file appropriate termination statements with appropriate offices (including, The United States Patent and Trademark Office and The United States Copyright Office) or take other actions to evidence such termination.

         Section 12. The Agent. In acting under or by virtue of this Agreement, the Agent shall be entitled to all the rights, authority, privileges and immunities provided in Section 11 of the Credit Agreement, all of which provisions of said Section 11 are incorporated by reference herein with the same force and effect as if set forth herein in their entirety. The Agent hereby disclaims any representation or warranty to the other Secured Creditors or any other holders of the Obligations concerning the perfection of the liens and security interests granted hereunder or in the value of any of the Collateral.

         Section 13. Miscellaneous. (a) This Agreement cannot be changed or terminated orally. This Agreement shall create a continuing lien on and security interest in the Collateral and shall be binding upon each Debtor, its successors and assigns and shall inure, together with the rights and remedies of the Secured Creditors hereunder, to the benefit of the Secured Creditors and their successors and permitted assigns; provided, however, that no Debtor may assign its rights or delegate its duties hereunder without the Agent's prior written consent. Without limiting the generality of the foregoing, and subject to the provisions of the Credit Agreement, any Lender may assign or otherwise transfer any indebtedness held by it secured by this Agreement to any other person, and such other person shall thereupon become vested with all the benefits in respect thereof granted to such Lender herein or otherwise.

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



        (b) All communications provided for herein shall be in writing, except as otherwise specifically provided for hereinabove, and shall be deemed to have been given or made, when given in accordance with Section 12.03 of the Credit Agreement.

        (c) No Secured Creditor (other than the Agent) shall have the right to institute any suit, action or proceeding in equity or at law for the foreclosure or other realization upon any Collateral subject to this Agreement or for the execution of any trust or power hereof or for the appointment of a receiver, or for the enforcement of any other remedy under or upon this Agreement; it being understood and intended that no one or more of the Secured Creditors (other than the Agent) shall have any right in any manner whatsoever to affect, disturb or prejudice the lien and security interest of this Agreement by its or their action or to enforce any right hereunder, and that all proceedings at law or in equity shall be instituted, had and maintained by the Agent in the manner herein provided for the benefit of the Secured Creditors.

        (d) In the event that any provision hereof shall be deemed to be invalid or unenforceable by reason of the operation of any law or by reason of the interpretation placed thereon by any court, this Agreement shall be construed as not containing such provision, but only as to such jurisdictions where such law or interpretation is operative, and the invalidity or unenforceability of such provision shall not affect the validity of any remaining provisions hereof, and any and all other provisions hereof which are otherwise lawful and valid shall remain in full force and effect. Without limiting the generality of the foregoing, in the event that this Agreement shall be deemed to be invalid or otherwise unenforceable with respect to any Debtor, such invalidity or unenforceability shall not affect the validity of this Agreement with respect to the other Debtors.

        (e) The lien and security interest herein created and provided for stand as direct and primary security for the Obligations of the Borrower arising under or otherwise relating to the Credit Agreement as well as for any of the other Obligations secured hereby. No application of any sums received by the Secured Creditors in respect of the Collateral or any disposition thereof to the reduction of the Obligations or any part thereof shall in any manner entitle any Debtor to any right, title or interest in or to the Obligations or any collateral or security therefor, whether by subrogation or otherwise, unless and until all Obligations have been fully paid and satisfied and all agreements of the Secured Creditors to extend credit to or for the account of each Debtor and to or for the account of the Borrower have expired or otherwise have been terminated. Each Debtor acknowledges that the lien and security interest hereby created and provided are absolute and unconditional and shall not in any manner be affected or impaired by any acts of omissions whatsoever of any Secured Creditor or any other holder of any Obligations, and without limiting the generality of the foregoing, the lien and security interest hereof shall not be impaired by any acceptance by the Secured Creditors or any other holder of any Obligations of any other security for or guarantors upon any of the Obligations or by any failure, neglect or omission on the part of any Secured Creditor or any other holder of any Obligations to realize upon or protect any of the Obligations or any collateral or security therefor (including, without limitation, impairment of collateral or failure to perfect security interest in collateral). The lien and security interest hereof shall not in any manner be impaired or affected by (and the

Secured Creditors, without notice to anyone, are hereby authorized to make from time to time) any sale, pledge, surrender, compromise, settlement, release, renewal, extension, indulgence, alteration, substitution, exchange, change in, modification or disposition of any of the Obligations or of any collateral or security therefor, or of any guaranty thereof, or of any instrument or agreement setting forth the terms and conditions pertaining to any of the foregoing. The Secured Creditors may at their discretion at any time grant credit to the Borrower without notice to the other Debtors in such amounts and on such terms as the Secured Creditors may elect (all of such to constitute additional Obligations hereby secured) without in any manner impairing the lien and security interest created and provided for herein. In order to realize hereon and to exercise the rights granted the Secured Creditors hereunder and under applicable law, there shall be no obligation on the part of any Secured Creditor or any other holder of any Obligations at any time to first resort for payment to the Borrower or to any other Debtor or to any guaranty of the Obligations or any portion thereof or to resort to any other collateral, security, property, liens or any other rights or remedies whatsoever, and the Secured Creditors shall have the right to enforce this Agreement against any Debtor or any of its Collateral irrespective of whether or not other proceedings or steps seeking resort to or realization upon or from any of the foregoing are pending.

        (f) In the event the Secured Creditors shall at any time in their discretion permit a substitution of Debtors hereunder or a party shall wish to become a Debtor hereunder, such substituted or additional Debtor shall, upon executing an agreement in the form attached hereto as Schedule D, become a party hereto and be bound by all the terms and conditions hereof to the same extent as though such Debtor had originally executed this Agreement and, in the case of a substitution, in lieu of the Debtor being replaced. Any such agreement shall contain information as to such Debtor necessary to update Schedules A, B and C hereto with respect to it. No such substitution shall be effective absent the written consent of Agent nor shall it in any manner affect the obligations of the other Debtors hereunder.

        (g) This Agreement shall be deemed to have been made in the State of New York and shall be governed by, and construed in accordance with, the laws of the State of New York. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning of any provision hereof.

        (h) Each Debtor hereby submits to the non-exclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York state court sitting in the New York City for purposes of all legal proceedings arising out of or relating to this Agreement, the other Loan Documents or the transactions contemplated hereby or thereby. Each Debtor irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient form. EACH DEBTOR AND EACH SECURED CREDITOR HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER CREDIT DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

        (i) This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterpart signature pages, each constituting an original, but all together one and the same agreement.


                           [SIGNATURE PAGES TO FOLLOW]

        IN WITNESS WHEREOF, each Debtor has caused this Agreement to be duly executed and delivered in New York, New York as of the date first above written.

                                      "DEBTORS"

                                      EAGLE-PICHER INDUSTRIES, INC.

                                       By /s/   ANDRIES RUIJSSENAARS
                                         ---------------------------------------
                                          Name  Andries Ruijssenaars
                                              ----------------------------------
                                          Title President
                                               ---------------------------------

                                      DAISY PARTS, INC.

                                       By /s/   ANDRIES RUIJSSENAARS
                                         ---------------------------------------
                                          Name  Andries Ruijssenaars
                                              ----------------------------------
                                          Title Authorized Person
                                               ---------------------------------

                                      EAGLE-PICHER DEVELOPMENT COMPANY, INC.

                                       By /s/   ANDRIES RUIJSSENAARS
                                         ---------------------------------------
                                          Name  Andries Ruijssenaars
                                              ----------------------------------
                                          Title President
                                               ---------------------------------

                                      EAGLE-PICHER FAR EAST, INC.

                                       By /s/   ANDRIES RUIJSSENAARS
                                         ---------------------------------------
                                          Name  Andries Ruijssenaars
                                              ----------------------------------
                                          Title Authorized Person
                                               ---------------------------------


                                      EAGLE-PICHER FLUID SYSTEMS, INC.

                                       By /s/   ANDRIES RUIJSSENAARS
                                         ---------------------------------------
                                          Name  Andries Ruijssenaars
                                              ----------------------------------
                                          Title Authorized Person
                                               ---------------------------------

                                      EAGLE-PICHER MINERALS, INC.

                                       By /s/   ANDRIES RUIJSSENAARS
                                         ---------------------------------------
                                          Name  Andries Ruijssenaars
                                              ----------------------------------
                                          Title Authorized Person
                                               ---------------------------------

                                      HILLSDALE TOOL & MANUFACTURING CO.

                                       By /s/   ANDRIES RUIJSSENAARS
                                         ---------------------------------------
                                          Name  Andries Ruijssenaars
                                              ----------------------------------
                                          Title Authorized Person
                                               ---------------------------------

                                      MICHIGAN AUTOMOTIVE RESEARCH CORPORATION

                                       By /s/   ANDRIES RUIJSSENAARS
                                         ---------------------------------------
                                          Name  Andries Ruijssenaars
                                              ----------------------------------
                                          Title Authorized Person
                                               ---------------------------------

                                      EAGLE-PICHER TECHNOLOGIES, LLC

                                       By /s/   ANDRIES RUIJSSENAARS
                                         ---------------------------------------
                                          Name  Andries Ruijssenaars
                                              ----------------------------------
                                          Title Director-Manager
                                               ---------------------------------

Accepted and agreed to in New York, New York as of the date first above written.

                                     ABN AMRO BANK N.V., as Agent as
                                       aforesaid for the Secured Creditors

                                       By /s/     GREGORY D. AMOROSO
                                         --------------------------------------
                                         Its Group Vice President
                                            -----------------------------------

                                       By /s/     PAUL WIDUCH
                                         --------------------------------------
                                         Its Group Vice President
                                            -----------------------------------

                                         SCHEDULE A
                                          LOCATIONS

Name of Debtor
(and Federal Tax I.D. Number)      Chief Executive Office       Additional Places of Business
-----------------------------      ----------------------       -----------------------------
EAGLE-PICHER INDUSTRIES, INC.      250 East Fifth Street        2424 John Daly Road (Building 11)
(after merger with E-P             Suite 500                    Inkster, MI  48141-2453
Acquisition, Inc.)                 Cincinnati, OH  45202        (Offices)
Tax ID# 31-0268670

                                                                13323 IL Highway 133
                                                                Paris, IL  61944
                                                                (Plant)

                                                                1802 East 50th Street
                                                                Lubbock, TX  79404
                                                                (Plant)

                                                                1311 East 40th Street
                                                                Lubbock, TX  79412-1801
                                                                (Warehouse)

                                                                3280 Hageman Street
                                                                Sharonville, OH  45242
                                                                (Plant)

                                                                9036 Goldpark Drive
                                                                Hamilton, OH  45011-9764
                                                                (Plant)

                                                                250 East Fifth Street
                                                                Suite 500
                                                                Cincinnati, OH 45202

                                                                1500 Highway I-35 West
                                                                Denton, TX  76202
                                                                (Vacant Plant)

                                                                815 North Oak Avenue
                                                                Sidney, OH  45365
                                                                (Plant)

                                                                2500 Schenk Road
                                                                Sidney, OH  45365
                                                                (Plant)

                                                                2322 Schenk Road
                                                                Sidney, OH  45365
                                                                (Warehouse)



Name of Debtor
(and Federal Tax I.D. Number)      Chief Executive Office       Additional Places of Business
-----------------------------      ----------------------       -----------------------------
                                                                19 Ohio Avenue
                                                                Norwich, CT  06360
                                                                (Plant)

                                                                382-384 Seymour Street
                                                                Stratford, CT  06497
                                                                (Plant)

                                                                5320 Industrial Drive South
                                                                Pine Bluff, AR  71602
                                                                (Plant)

                                                                7555-8 Tyler Boulevard
                                                                Mentor, OH  44060-4866
                                                                (Repackaging & Shipping)

                                                                829 U.S. 131 NW
                                                                Kalkaska, MI  49646
                                                                (Plant)

                                                                201 Industrial Park Road
                                                                Blacksburg, VA  24060
                                                                (Plant)

                                                                2638 Princess Street
                                                                Inkster, MI  48141
                                                                (Plant)

                                                                10825 CR 44
                                                                Leesburg, FL  34788
                                                                (Plant)

                                                                3175 State Street
                                                                Blacksburg, VA  24060
                                                                (Plant)

                                                                Vacant land located in
                                                                Harris County, TX

                                                                CINCINNATI INDUSTRIAL
                                                                MACHINERY SALES COMPANY
                                                                Block 26, 18D,
                                                                555 Victoria Road
                                                                Hong Kong



Name of Debtor
(and Federal Tax I.D. Number)      Chief Executive Office       Additional Places of Business
-----------------------------      ----------------------       -----------------------------
                                                                EQUIPOS DE ACUNA
                                                                S.A. De C.V.
                                                                Parque Industrial Modelo
                                                                km 8.5 Presa de Amistad
                                                                CD Acuna, Coahuila Mexico

                                                                EAGLE-PICHER ESPANA S.A.
                                                                Poligono Las Casas
                                                                Apartado de Correos, 32
                                                                42080 Soria, Espana

                                                                EPTEC, S.A. De C.V.
                                                                Calle Avenida Libertad S/N
                                                                Zona Industrial C.P. 78090
                                                                San Luis Potosi, S.L.P.
                                                                Mexico

                                                                EAGLE-PICHER INDUSTRIES
                                                                OF CANADA LIMITED
                                                                (Mike Belec Office)
                                                                9680 Saint Laurent
                                                                Montreal, PQ, Canada

                                                                EAGLE-PICHER WOLVERINE GmbH
                                                                Verrenberger Weg 20
                                                                P. O. Box 1549
                                                                D-74605 Ohringen, Germany

                                                                EAGLE-PICHER INDUSTRIES EUROPE B.V.
                                                                Randwycksingel 20
                                                                P. O. Box 1376
                                                                NL-6201 BJ  Maastricht
                                                                Netherlands

                                                                EAGLE-PICHER AUTOMOTIVE GmbH
                                                                Technologiepark
                                                                Friedrich-Ebert-Strasse
                                                                D-51429 Bergisch-Gladbach
                                                                Germany

                                                                (EP AUTOMOTIVE GmbH) WOLFSBURG OFFICE
                                                                Gerta-Overbeck-Ring, 9
                                                                D-38446 Wolfsburg

                                                                EAGLE-PICHER MATERIALS GmbH
                                                                An der Lehgrrube 14
                                                                P.O. Box 1549
                                                                D-74605 Ohringen, Germany


Name of Debtor
(and Federal Tax I.D. Number)      Chief Executive Office       Additional Places of Business
-----------------------------      ----------------------       -----------------------------
                                                                EAGLE-PICHER HILLSDALE LIMITED
                                                                301, Relay Drive
                                                                GB - Tamworth
                                                                B77 5PT Staffordshire
                                                                United Kingdom

                                                                EAGLE-PICHER FLUID SYSTEMS LTD.
                                                                Taith House
                                                                Rockingham Road
                                                                Market Harborough
                                                                Leicestershire LE16 7QE
                                                                United Kingdom

                                                                Residential Properties near Inkster, MI

-----------------------------------------------------------------------------------------------------------

EAGLE-PICHER TECHNOLOGIES, LLC     "C" and Porter Streets       737 Highway 69A
Tax ID# 31-1587660                 Joplin, MO 64801             Quapaw, OK  74363
                                                                (EOM Plant)

                                                                200 B.J. Tunnel Boulevard East
                                                                Miami, OK  74354
                                                                (ESAT Plant)

                                                                36 B.J. Tunnel Boulevard East
                                                                Miami, OK  74354
                                                                (ESAT Plant)

                                                                520 North Main Street
                                                                Miami, OK  74354-4850
                                                                (ESAT Shipping Facility)

                                                                1001 "A" Street N.W.
                                                                Miami, OK  74354-3206
                                                                (ESAT Plant)

                                                                510 North Main Street
                                                                Miami, OK  74354-4850
                                                                (ESAT Plant)

                                                                410 Adele Avenue
                                                                Joplin, MO  64801-3279
                                                                (Plant)

                                                                "F" & Schifferdecker Avenue
                                                                Joplin, MO  64801(Plant)

                                                                3970 Clearview Frontage Road
                                                                Colorado Springs, CO  80911-1220
                                                                (Warehouse & Plant)


Name of Debtor
(and Federal Tax I.D. Number)      Chief Executive Office       Additional Places of Business
-----------------------------      ----------------------       -----------------------------
                                                                2850 Janitell Road
                                                                Colorado Springs, CO  80906-4141
                                                                (Plant)

                                                                Highway I-25, Exit 152
                                                                Socorro, NM  87801
                                                                (Vacant Plant)

                                                                425 North Main Street
                                                                Miami, OK  74354-4809
                                                                (ESAT Plant)

                                                                1927 West 4th Street
                                                                Joplin, MO  64801
                                                                (Plant)

                                                                3220 Industrial Road
                                                                Joplin, MO  64801-6137
                                                                (Plant)

                                                                Highway 10 & Industrial Park Road
                                                                Grove, OK  74344
                                                                (Plant)

                                                                798 Highway 69A
                                                                Quapaw, OK  74363
                                                                (Boron Plant)

                                                                3820 South Hancock Expressway
                                                                Colorado Springs, CO  80911-1231
                                                                (Plant)

                                                                13605 West 96th Terrace
                                                                Lenexa, KS  66215-1297
                                                                (Plant)

                                                                1701 South Vine Street
                                                                Harrisonville, MO  64701
                                                                (Plant)

                                                                Old Highway 66 -
                                                                East Clark Avenue
                                                                Galena, KS  66739
                                                                (Plant)

                                                                North Bethel Road
                                                                Seneca, MO  64865
                                                                (Plant)


Name of Debtor
(and Federal Tax I.D. Number)      Chief Executive Office       Additional Places of Business
-----------------------------      ----------------------       -----------------------------
                                                                Northeast Edge of City
                                                                Stella, MO  64867
                                                                (Plant)

                                                                1215 West "B" Street
                                                                Joplin, MO  64801
                                                                (Plant)

                                                                20th & Irongate
                                                                Joplin, MO  64804
                                                                (Plant)

---------------------------------------------------------------------------------------------------------

EAGLE-PICHER DEVELOPMENT           250 East Fifth Street        None
COMPANY, INC.                      Suite 500
Tax ID# 31-1215706                 Cincinnati, OH  45202

-----------------------------------------------------------------------------------------------------------
EAGLE-PICHER FAR EAST, INC.        250 East Fifth Street        EAGLE-PICHER FAR EAST, INC.
Tax ID# 31-1235685                 Suite 500                    Nagoya Chogin Bldg. 4F
                                   Cincinnati, OH  45202        1-17-19 Marunouchi
                                                                Naka-ku, Nagoya, 460
                                                                Japan

                                                                (EP FAR EAST) TOKYO OFFICE
                                                                Nihonseimei Sakuragi-cho AN Building 3F
                                                                6-113, Aioi-cho, Naka-ku
                                                                Yokohama, 231-0012
                                                                Japan

----------------------------------------------------------------------------------------------------------
EAGLE-PICHER FLUID SYSTEMS, INC.   7854 Lochlin Drive           None
Tax ID# 31-1452637                 Brighton, MI  48116
                                   (Plant)

----------------------------------------------------------------------------------------------------------
EAGLE-PICHER MINERALS, INC.        6110 Plumas Street           Highway I-80, 18 miles east of Reno
Tax ID# 31-1188662                 Reno, NV  89509-6060         Clark Station, NV  89431 (Plant)
                                   (Division HQ)
                                                                2630 Graham Boulevard
                                                                Vale, OR  97918
                                                                (Plant)

                                                                150 Coal Canyon Road
                                                                Lovelock, NV  89419
                                                                (Plant)

                                                                Colado Mining & Hauling Shop
                                                                Corner of Sixth & Dartmouth
                                                                Lovelock, NV   89419
                                                                (Mining Support)


Name of Debtor
(and Federal Tax I.D. Number)      Chief Executive Office       Additional Places of Business
-----------------------------      ----------------------       -----------------------------
                                                                Intermodal
                                                                1382 Ipsen Road
                                                                Belvidere, IL  61008

                                                                Raw Materials
                                                                3860 W. 11th Street, #B
                                                                Houston, TX  77055

                                                                Mehaffey & Daigle
                                                                1200 Sams Avenue
                                                                Harahan, LA  70123

                                                                Advanced Distribution
                                                                1140 Commerce Road
                                                                Morrow, GA  30260

                                                                Oostdyk/Gerard Express
                                                                10 Industrial Road
                                                                Carlstadt, NJ  07072

                                                                Peerless
                                                                1440 Miami Chapel Road
                                                                Dayton, OH  4540

                                                                Burnham
                                                                9300 Van Horne Way
                                                                Richmond, BC  V6X-1W2

                                                                Kiki & Sons
                                                                585 Michel Creek Road
                                                                Sparwood, BC  V0B-2GO

                                                                Kindersley Transport
                                                                350 Third Ave. S.
                                                                Saskatoon, SK  S7K-4J2

                                                                Burnham
                                                                2030 Notre-Dame Ave
                                                                Winnipeg, MB  R3H-0JB

                                                                Groupe Robert
                                                                321 Orenda Road
                                                                Brampton, ON  L6T-1G5

                                                                Transit Industriel
                                                                1775 Mary Victorin
                                                                St. Bruno, PQ  J3V-6B7

                                                                Shoreline Fuels
                                                                Shediac, NB  E1E-3Y8


                                      A-7

Name of Debtor
(and Federal Tax I.D. Number)      Chief Executive Office       Additional Places of Business
-----------------------------      ----------------------       -----------------------------
                                                                Labon
                                                                1250 Newton Street
                                                                Boucherville, PQ  J4B-5H2

                                                                UNITED MINERALS GmbH & CO. KG
                                                                Breloher Strasse 85-101
                                                                D-29633 Munster, Germany

                                                                EAGLE-PICHER MINERAL INTERNATIONAL S.A.R.L.
                                                                9 Rue Auguste Buisson
                                                                92250 La Grareene Colombes
                                                                France

                                                                Mineral rights
                                                                owned or Mining
                                                                conducted in the
                                                                following
                                                                counties:

                                                                Pershing County, NV

                                                                Washoe County, NV

                                                                Storey County, NV

                                                                Churchill County, NV

                                                                Siskiyou County, CA

                                                                Harney County, OR

                                                                Malheur County, OR

---------------------------------------------------------------------------------------------------------
HILLSDALE TOOL & MANUFACTURING    135 E. South Street           651 Beck Road
CO. Tax ID# 38-0946293            Hillsdale, MI  49242          Jonesville, MI  49250
                                  (Plant)                       (Plant)

                                                                215 Industrial Drive
                                                                Hillsdale, MI  49242
                                                                (Plant)

                                                                54 Willow Street
                                                                Hillsdale, MI
                                                                (Vacant Plant)

                                                                52 Willow Street
                                                                Hillsdale, MI
                                                                (Vacant Plant)

                                      A-8

Name of Debtor
(and Federal Tax I.D. Number)      Chief Executive Office       Additional Places of Business
-----------------------------      ----------------------       -----------------------------
                                                                221 Industrial Drive
                                                                (a/k/a 210 Uran Drive)
                                                                Hillsdale, MI  49242
                                                                (Plant)

                                                                263 Industrial Drive
                                                                Hillsdale, MI  49242
                                                                (Tech Center)

                                                                7790 South Homestead Drive
                                                                Hamilton, IN  46742
                                                                (Plant)

                                                                760 E. Huron Street
                                                                Vassar, MI  48768
                                                                (Plant)

                                                                Coffee County Interstate Industrial Park
                                                                285 Park Tower Drive
                                                                Manchester, TN  37355
                                                                (Plant)

---------------------------------- ---------------------------- ---------------------------------------------

MICHIGAN AUTOMOTIVE RESEARCH       1254 North Main Street       None
CORPORATION                        Ann Arbor, MI  48104
Tax ID# 38-2185909                 (Plant)

---------------------------------- ---------------------------- ---------------------------------------------
DAISY PARTS, INC.                  135 E. South Street
Tax ID# 38-1406772                 Hillsdale, MI  49242         None
                                   (Plant)
---------------------------------- ---------------------------- ---------------------------------------------



                                      A-9










                                   SCHEDULE B

                                   TRADE NAMES


NAME OF DEBTOR                                         TRADE NAMES OF SUCH DEBTOR

-----------------------------------------------------------------------------------------------
Eagle-Picher Industries, Inc.                           Eagle-Picher

                                                        Eagle-Picher Industries

                                                        Cincinnati Industrial Machinery

                                                        Construction Equipment

                                                        Ross Aluminum

                                                        Rubber Molding

                                                        Technologies

                                                        Trim

                                                        Wolverine

                                                        Eagle-Picher Automotive

                                                        Ross Aluminum Foundries

                                                        Chemsyn Science Laboratories

                                                        Eagle-Picher Espana

                                                        Eagle-Picher Far East

                                                        Eagle-Picher Industries Europe

                                                        Eagle-Picher Industries Materials

                                                        EPTEC

                                                        Eagle-Picher Rubber Molding

                                                        Equipos de ACUNA

                                                        Wolverine Gasket

                                                        Wolverine Gasket & Manufacturing
------------------------------------------------------------------------------------------------
Daisy Parts, Inc.                                       Eagle-Picher

                                                        Eagle-Picher Industries
------------------------------------------------------------------------------------------------
Eagle-Picher Development Company, Inc                   Eagle-Picher

                                                        Eagle-Picher Industries
------------------------------------------------------------------------------------------------
Eagle-Picher Far East, Inc                              Eagle-Picher

                                                        Eagle-Picher Industries
------------------------------------------------------------------------------------------------

NAME OF DEBTOR                                         TRADE NAMES OF SUCH DEBTOR

Eagle-Picher Fluid Systems, Inc.                        Eagle-Picher

                                                        Eagle-Picher Industries

                                                        Eagle-Picher Automotive

                                                        Eagle-Picher Fluid Systems
------------------------------------------------------------------------------------------------
Eagle-Picher Minerals, Inc.                             Eagle-Picher

                                                        Eagle-Picher Industries

                                                        Eagle-Picher Minerals

                                                        Eagle-Picher Minerals International

                                                        Eagle-Picher Minerals of Canada

                                                        United Minerals (Europe only)
------------------------------------------------------------------------------------------------
Hillsdale Tool & Manufacturing Co.                      Eagle-Picher

                                                        Eagle-Picher Industries

                                                        Eagle-Picher Automotive

                                                        Daisy Parts

                                                        Hillsdale Tool

                                                        Hillsdale Tool & Manufacturing

------------------------------------------------------------------------------------------------
Michigan Automotive Research Corporation                Eagle-Picher

                                                        Eagle-Picher Industries

                                                        Eagle-Picher Automotive

                                                        MARCO

                                                        Michigan Automotive Research Corporation
------------------------------------------------------------------------------------------------
Eagle-Picher Technologies, LLC                          Eagle-Picher

                                                        Eagle-Picher Industries

                                                        Technologies

                                                        Chemsyn Science Laboratories
------------------------------------------------------------------------------------------------


                                   SCHEDULE C

                         REAL ESTATE LEGAL DESCRIPTIONS

2424 John Daly Road (Building 11)             Coffee County Interstate Industrial Park
Inkster, MI  48141-2453                       285 Park Tower Drive
                                              Manchester, TN  37355

1802 East 50th Street                         829 U.S. 131 NW
Lubbock, TX  79404                            Kalkaska, MI  49646

3280 Hageman Street                           1311 East 40th Street
Sharonville, OH  45242                        Lubbock, TX

1721 West Pleasant Avenue                     9036 Goldpark Drive
River Rouge, MI  48218                        Hamilton, OH

1401 North American Street                    7854 Lochlin Drive
Philadelphia, PA  19140                       Brighton, MI  48116

135 E. South Street                           580 Walnut Street
Hillsdale, MI  49242                          Cincinnati, OH  45202-3175

651 Beck Road                                 250 East Fifth Street
Johnsville, MI  49250                         Suite 500
                                              Cincinnati, OH  45202

215 Industrial Drive                          760 E. Huron Street
Hillsdale, MI  49242                          Vassar, MI  48768

51 Willow Street                              6110 Plumas Street
Hillsdale, MI                                 Reno, NV  89509-6060

52 Willow Street                              1254 North Main Street
Hillsdale, MI                                 Ann Arbor, MI  48104

221 Industrial Drive                          5320 Industrial Drive South
Hillsdale, MI  49242                          Pine Bluff, AR  71602

263 Industrial Drive                          7555-8 Tyler Boulevard
Hillsdale, MI  49242                          Mentor, OH

7790 South Homestead Drive                    410 Adele Avenue
Hamilton, IN  46742                           Joplin, MO  64802

150 Coal Canyon Road                          "F" & Schifferdecker Avenue
Lovelock, NV  89419                           Joplin, MO

Highway I-80, 18 miles east of Reno           3970 Clearview Frontage Road
Clark Station, NV  89431                      Colorado Springs, CO

2630 Graham Boulevard                         2850 Janitell Road
Vale, OR  97918                               Colorado Springs, CO  80906-4141

Colado Mining & Hauling Shop                  Highway I-25, Exit 152
Corner of Sixth & Dartmouth                   Socorro, NM  87801
Lovelock, NV  89419

1500 Highway I-35 West                        520 North Main Street
Denton, TX                                    Miami, OK

815 North Oak Avenue                          1001 "A" Street N.W.
Sidney, OH  45365                             Miami, OK

2500 Schenk Road                              510 North Main Street
Sidney, OH  45365                             Miami, OK

2322 Schenk Road                              425 North Main Street
Sidney, OH  45365                             Miami, OK

19 Ohio Avenue                                3062/3064 Scott Blvd.
Norwich, CT  06360                            Santa Clara, CA

382-384 Seymour Street                        Approximately 153 acres acquired 12/16/85
Stratford, CT 06497                           from Turner at Book 85, Page 809.

737 Highway 69A                               Approximately 83 acres acquired 4/26/88
Quapaw, OK  74363                             from State of Oregon at Book 88, Page 17742.

1927 West 4th Street                          Approximately 142 acres acquired 4/18/89
Joplin, MO 64801                              from Schneider at Book 89, Page 31466.

"C" and Porter Streets                        Approximately 5.76 acres acquired 7/6/89
Joplin, MO 64810                              from Bixby at Book 89, Page 35507.

3220 Industrial Road                          Approximately 5.52 acres acquired 10/16/90
Joplin, MO                                    from Tolman at Book 93, Page 886.

Highway 10 & Industrial Park Road             Approximately 5.75 acres acquired 10/16/90
Grove, OK 74344                               from Tolman at Book 93, Page 884.

3820 South Hancock Expressway                Approximately 266 acres acquired 12/10/90
Colorado Springs, CO 80911-1231              from Tolman at Book 93, Page 888, and from
                                             Torrey on 10/26/90 at Book 93, Page 889.

13605 West 96th Terrace                       Properties located in Seneca City
Lenexa, KS  66215-1297

200 B.J. Tunnel Boulevard East                Eagle-Picher Espana S.A.
Miami, OK  74354                              Poligono Las Casas
                                              Apartado de Correos, 32
                                              42080 Soria, Espana

1701 South Vine Street                        Eagle-Picher Fluid Systems Ltd.
Harrisonville, MO  64701                      Taith House
                                              Rockingham Road
                                              Market Harborough
                                              Leicestershier LE16 7QE
                                              United Kingdom

Old Highway 66 - East Clark Avenue            Eagle-Picher Hillsdale Limited
Galena, KS  66739                             301, Relay Drive
                                              GB - Tamworth
                                              B77 5PT Staffordshire
                                              United Kingdom

North Bethel Road                             Eagle-Picher Materials GmbH
Seneca, MO  64865                             An der Lehmgrube 14
                                              D-74605 Ohringen, Germany

Northeast Edge of City                        Eagle-Picher Wolverine GmbH
Stella, MO  64867                             Verrenberger Weg 20
                                              D-74605 Ohringen, Germany

1215 West "B" Street                          EPTEC, S.A. de C.V.
Joplin, MO  64801                             Calle Avenida Libertad S/N
                                              Zona Industrial C.P. 78090
                                              San Luis Potosi, S.L.P
                                              Mexico

20th & Irongate                               Equipos de Acuna S.A. de C.V.
Joplin, MO                                    Parque Industrial Modelo
                                              km 8.5 Presa de Amistad
                                              CD Acuna, Coahuila Mexico

1915 Irongate                                 (EP Automotive GmbH) Wolfsburg Office
Joplin, MO                                    Gerta-Overbeck-Ring, 9
                                              D-38446 Wolfsburg
                                              Germany


36 B.J. Tunnel Boulevard East                 Tokyo Office
Miami, OK                                     Nihonseimei Sakuragi-cho
                                              AN Building 3F, 6-113
                                              Aioi-cho, Naka-ku
                                              Yokohama, 231-0012
                                              Japan

798 Highway 69A                               France Sales Office
Quapaw, OK  74363                             9 Rue Auguste Buisson
                                              92250 La Gareene Colombes
                                              France

Couples Plant                                 Centronic Limited
"C" and Porter Streets                        Centronic House
Joplin, MO  64802                             King Henry's Drive
                                              New Addington, Croydon CR9 OBG
                                              England

201 Industrial Park Road                      Cincinnati Industrial Machinery Sales
Blacksburg, VA  24060                         Company
                                              Block 26, 18D, 555 Victoria Road
                                              Hong Kong

2638 Princess Street                          Eagle-Picher Automotive GmbH
Inkster, MI  48141                            Technologiepark
                                              Friedrich-Ebert-Strasse
                                              D-51429 Bergisch-Gladbach Germany

10825 CR 44                                   Eagle-Picher Far East, Inc.
Leesburg, FL  34788                           Nagoya Chogin Bldg. 4F
                                              1-17-19 Marunouchi
                                              Naka-ku, Nagoya, 460
                                              Japan

3175 State Street                             Eagle-Picher Industries Europe B.V.
Blacksburg, VA  24060                         Randwycksingel 20
                                              NL-6201 BJ Maastricht
                                              Netherlands

3950 South Clear View Loop                    Eagle-Picher Industries of Canada Limited
Security, CO                                  9680 Saint Laurent
                                              Montreal, PQ, Canada

Cherokee County                               United Minerals GmbH & Co. KG
Lenexa, KS                                    Breloher Strasse 85-101
                                              D-29633 Munster, Germany

Cherokee County                               Yamanaka EP Corporation
Lenexa, KS                                    20 Toderacho Ohara
                                              Sakyo-ku Kyoto Japan

211 Industrial Drive                          South of "C", North of "B"
Hillsdale, MI                                 Joplin, MO

Wayne County                                  C&A, Between Porter & Empire, Joplin, MO
Inkster, MI

26731 Trowbridge &                            North of "C", West of Porter
26737 Trowbridge                              Joplin, MO
Inkster, MI

Kalkaska County                               North of "C", West of Harlem
Kalkaska, MI                                  Joplin, MO

Kalkaska County                               North of Porter, East of Harlem
Kalkaska, MI                                  Joplin, MO

2418 John Dale                                Properties located in Ottawa County
(Lots 94 & 95)                                OK
Inkster, MI

Lots on Trowbridge                            Approximately 80 acres acquired 2/17/94
in Wayne County                               from Asamera Minerals (US) Inc. at Book
Inkster, MI                                   99, Page 344.

Mineral rights acquired 7/27/95 from Donan    Approximately 640 acres acquired 12/14/93
Baird & Marie Fancher at Book 291, Page 566.  from Asamera Minerals (US) Inc. at Book
                                              98, Page 993.

Perlite mining rights leased from Walter M.   Approximately 1.4 acres leased from So.
Fisk from 7/1/87 to 6/30/2047.                Pacific Transportation Co., Lease No. 65202

Approximately 3,718 acres leased from the     Rights leased 9/1/45 from Thomas Copeland
So. Pacific RR on 12/1/66.                    and James Knight d/b/a Nevada Celatom Co.,
                                              recorded at Book 103, Page 370.

Approximately 5 acres acquired 6/30/70 from   Approximately 120 acres acquired 3/12/75
C.W. Malone, Treas. at Book 467, Page 88.     from Wight at Book 83, Page 103.

Approximately 5 acres acquired 6/30/70 from   Rights on approximately 1,604 acres leased
C.W. Malone, Treas. at Book 467, Page 91.     from So. Pacific Land Co., recorded at
                                              Book 39, Page 113

Approximately 2.5 acres leased from So.       Rights on approximately 1.38 acres leased
Pacific Transportation Co., Lease No.         from So. Pacific Transportation Co., Lease
173087, expired 10/10/93, now month to        No. 190259
month.

Approximately 516 acres acquired 12/18/85     Rights leased on approximately 480 acres
C-W Nevada Inc. at Book 51, Page 514.         in Lyon and Churchill Counties from
Approximately 0.04 acres of this parcel now   Catherine Tweedt, J.H. and Emma Chatelle
leased to Airtouch Cellular until 3/31/01.

Approximately 480 acres acquired 12/16/85     Rights on approximately 1,040 acres leased from
Trner at Book 85, Page 809, presently         Miles, et al.
from under farming leases.

Rights on approximately 640 acres leased      Rights on approximately 1,480 acres leased
from State of Oregon                          from Diatomite Products Co.

                                   SCHEDULE D

                 ASSUMPTION AND SUPPLEMENTAL SECURITY AGREEMENT

        THIS AGREEMENT dated as of this _____ day of ______________, ____ from [NEW DEBTOR], a __________ corporation (the "New Debtor"), to ABN AMRO Bank N.V. ("ABN AMRO"), as agent for the Secured Creditors (defined in the Security Agreement hereinafter identified and defined) (ABN AMRO acting as such agent and any successor or successors to ABN AMRO in such capacity being hereinafter referred to as the "Agent");

                                WITNESSETH THAT:

        WHEREAS, E-P Acquisition, Inc. (the "Borrower") and certain other parties have executed and delivered to the Agent that certain Security Agreement dated as of February __, 1998 (such Security Agreement, as the same may from time to time be modified or amended, including supplements thereto which add additional parties as Debtors thereunder, being hereinafter referred to as the "Security Agreement") pursuant to which such parties (the "Existing Debtors") have granted to the Agent for the benefit of the Secured Creditors a lien on and security interest in each such Existing Debtor's Collateral (as such term is defined in the Security Agreement) to secure the Obligations (as such term is defined in the Security Agreement); and

        WHEREAS, the Borrower provides the New Debtor with substantial financial, managerial, administrative, and technical support and the New Debtor will directly and substantially benefit from credit and other financial accommodations extended and to be extended by the Secured Creditors to the Borrower;

        NOW, THEREFORE, FOR VALUE RECEIVED, and in consideration of advances made or to be made, or credit accommodations given or to be given, to the Borrower by the Secured Creditors from time to time, the New Debtor hereby agrees as follows:

         1. The New Debtor acknowledges and agrees that it shall become a "Debtor" party to the Security Agreement effective upon the date the New Debtor's execution of this Agreement and the delivery of this Agreement to the Agent, and that upon such execution and delivery, all references in the Security Agreement to the terms "Debtor" or "Debtors" shall be deemed to include the New Debtor. Without limiting the generality of the foregoing, the New Debtor hereby repeats and reaffirms all grants (including the grant of a lien and security interest), covenants, agreements, representations and warranties contained in the Security Agreement as amended hereby, each and all of which are and shall remain applicable to the Collateral from time to time owned by the New Debtor or in which the New Debtor from time to time has any rights. Without limiting the foregoing, in order to secure payment of the Obligations, whether now existing or hereafter arising, the New Debtor does hereby grant to the Agent for the benefit of itself and the other Secured Creditors, and hereby agrees that the Agent has and shall continue to have for the benefit of itself and the other Secured Creditors a continuing lien on and security interest in, among other things, all of the New Debtor's Collateral (as such term is defined in the Security Agreement), including, without limitation, all of the New Debtor's Receivables, General Intangibles, Inventory, Equipment, Investment Property, and all of the other Collateral described in Section 2 of the Security Agreement, each and all of such granting clauses being incorporated herein by reference with the same force and effect as if set forth in their entirety except that all references in such clauses to the Existing Debtors or any of them shall be deemed to include references to the New Debtor. Nothing contained herein shall in any manner impair the priority of the liens and security interests heretofore granted in favor of the Agent under the Security Agreement.

         2. Schedules A (Locations), B (Trade Names) and C (Real Estate) to the Security Agreement shall be supplemented by the information stated below with respect to the New Debtor:

                            SUPPLEMENT TO SCHEDULE A

    NAME OF DEBTOR                      CHIEF
   (AND FEDERAL TAX                    EXECUTIVE           ADDITIONAL PLACES
     I.D. NUMBER)                       OFFICE                OF BUSINESS

----------------------------   ------------------------  ----------------------

-----------------------------  ------------------------   ---------------------



                            SUPPLEMENT TO SCHEDULE B

                                                   TRADE NAMES OF
        NAME OF DEBTOR                               SUCH DEBTOR

-------------------------------              -----------------------------




                            SUPPLEMENT TO SCHEDULE C

                         REAL ESTATE LEGAL DESCRIPTIONS

                       -----------------------------------

                       -----------------------------------

         3. The New Debtor hereby acknowledges and agrees that the Obligations are secured by all of the Collateral according to, and otherwise on and subject to, the terms and conditions of the Security Agreement to the same extent and with the same force and effect as if the New Debtor had originally been one of the Existing Debtors under the Security Agreement and had originally executed the same as such an Existing Debtor.

         4. All capitalized terms used in this Agreement without definition shall have the same meaning herein as such terms have in the Security Agreement, except that any reference to the term "Debtor" or "Debtors" and any provision of the Security Agreement providing meaning to such term shall be deemed a reference to the Existing Debtors and the New Debtor. Except as specifically modified hereby, all of the terms and conditions of the Security Agreement shall stand and remain unchanged and in full force and effect.

         5. The New Debtor agrees to execute and deliver such further instruments and documents and do such further acts and things as the Agent may reasonably deem necessary or proper to carry out more effectively the purposes of this Agreement.

         6. No reference to this Agreement need be made in the Security Agreement or in any other document or instrument making reference to the Security Agreement, any reference to the Security Agreement in any of such to be deemed a reference to the Security Agreement as modified hereby.

         7. This Agreement shall be governed by and construed in accordance with the State of New York (without regard to principles of conflicts of law).

                                       [NEW DEBTOR]

                                       By
                                         ---------------------------------
                                         Its
                                            ------------------------------

        Accepted and agreed to as of the date first above written.

                                       ABN AMRO BANK N.V., as Agent

                                       By
                                         ---------------------------------
                                         Its
                                            ------------------------------


                                       By
                                         ---------------------------------
                                         Its
                                            ------------------------------